UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 31, 2019

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1001 Bishop Street, Suite 2500, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
 Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 1.01.  Entry into a Material Definitive Agreement.

On December 31, 2019, Hawaii Electric Light Company, Inc., a wholly-owned subsidiary of Hawaiian Electric now doing business as “Hawaiian Electric” (Hawaii Electric Light), and Puna Geothermal Venture (PGV) entered into an amended and restated power purchase agreement (Amended and Restated PPA), subject to approval by the Public Utilities Commission of the State of Hawaii (PUC). The Amended and Restated PPA amends and restates: (1) the Power Purchase Contract between Hawaii Electric Light and PGV, as assignee of Thermal Power Company, dated March 24, 1986, as amended, and (2) the Power Purchase Agreement between Hawaii Electric Light and PGV dated February 7, 2011 (collectively, the Existing PPA). Among other things, the Amended and Restated PPA (i) extends the term of the Existing PPA by 25 years to 2052, (ii) expands the firm capacity capable of being delivered by 8 megawatts (MW) to 46 MW, (iii) delinks the pricing for energy delivered from the facility from fossil fuel prices and fixes the energy pricing for the term of the contract at $0.07/kilowatt-hour (kWh) for the first 227,000 megawatt-hours (MWh) delivered in a contract year, and $0.04/kWh for energy delivered above that threshold (subject to adjustment based on PGV’s ability to deliver the firm capacity), and (iv) fixes, subject to adjustment, the capacity charge at no more than $19.5 million per year for the facility’s ability to deliver the contract firm capacity.
The Existing PPA will remain in effect until it is superseded by the Amended and Restated PPA (except for lower-tiered pricing for certain energy dispatched in the 30-38 MW range). Certain provisions of the Amended and Restated PPA, however, relating to the development and construction of PGV’s upgraded facility, become effective upon its execution, subject to PUC approval. The pricing provisions and overall administration of the upgraded facility under the Amended and Restated PPA will not become effective until the 8 MW upgrade begins commercial operation, or the contractual deadline for completion of the 8 MW upgrade, whichever occurs earlier. At that time, the Amended and Restated PPA will supersede the Existing PPA. Before such occurrence, the Amended and Restated PPA may be declared null and void by either party if (i) PUC approval is not received, under certain conditions, within 12 months of submittal to the PUC, or within 18 months in the event of an appeal, or (ii) if the request for PUC approval is denied.
The foregoing description of the Amended and Restated PPA is a summary and therefore does not include all of the terms and conditions of the agreement; thus it is qualified in its entirety by reference to the full text of the Amended and Restated PPA, which will be filed as an exhibit to the registrant’s Annual Report on Form 10-K for fiscal year 2019.

Item 7.01.  Regulation FD Disclosure.

On January 2, 2020, Hawaiian Electric issued a press release announcing the Amended and Restated PPA. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
HEI and Hawaiian Electric intend to continue to use HEI's website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI's website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI's website, in addition to following HEI's, Hawaiian Electric's and American Savings Bank, F.S.B.'s (ASB's) press releases, HEI’s and Hawaiian Electric’s SEC filings and HEI’s public conference calls and webcasts. The information on HEI's website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric’s Securities and Exchange Commission (SEC) filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2019-0333 for the PGV Amended and Restated PPA proceeding) in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s other SEC filings.

FORWARD-LOOKING STATEMENTS
This report may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this report should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s and Hawaiian Electric’s Annual Report on Form 10-K for the year ended December 31, 2018 and HEI’s and Hawaiian Electric’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99.1	News release, dated January 2, 2020, “Hawaiian Electric, Puna Geothermal Venture reach new agreement to reduce cost, expand output"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information furnished in connection with Item 7.01 of this current report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: January 7, 2020	Date: January 7, 2020

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